THE ALGER PORTFOLIOS

Alger SMid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

Class I-2 Shares

Supplement Dated December 5, 2016 to the

Prospectus Dated March 1, 2016

As Revised October 14, 2016

Alger SMid Cap Growth Portfolio

The following replaces the last sentence in the second paragraph under the heading “Principal Investment Strategy” on page 17 of the Prospectus:

“At September 30, 2016, the market capitalization of the companies in these indexes ranged from $34.63 million to $43.83 billion.”

The following replaces the information under “Management” on page 19 of the Prospectus:

Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio

Fred Alger Management, Inc.	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2016

Alger Small Cap Growth Portfolio

The following replaces the information under “Management” on page 24 of the Prospectus:

Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio

Fred Alger Management, Inc.	Amy Y. Zhang, CFA Senior Vice President and Portfolio Manager Since February 2015

Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2016

In addition, Jill Greenwald is deleted from the portfolio manager chart on page 45 of the Prospectus, and the description regarding Ms. Greenwald is deleted from the descriptions of portfolio managers on page 45 of the Prospectus. Dan C. Chung replaces Ms. Greenwald on this chart as Portfolio Manager for Alger SMid Cap Growth Portfolio, with a starting date of January 2016.

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